[CREDIT SUISSE LETTERHEAD]


                                                                     Exhibit 4.9

Date:     23 December 1997

To:       United Air Lines, Inc.
          1200 East Algonquin Road
          Elk Grove, Illinois 60007

Attn:     Eugene D. Juba

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE-CAP LIQUIDITY FACILITY SUPPLEMENTAL CONFIRMATION
          Transaction Reference Number: 5284908


--------------------------------------------------------------------------------

Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Credit Suisse Financial Products ("CSFP") and United Air Lines, Inc. ("UA") on the Trade Date referred to in Paragraph 2 below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. This Confirmation refers to, and incorporates by such reference, certain terms defined in the confirmation of even date attached hereto as Exhibit A (the "Above Cap Liquidity Facility Confirmation") relating to an interest rate cap transaction between CSFP and First Security Bank, N.A. ("FSB") in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and UA.

[LETTERHEAD]



     Capitalized terms not defined in the Agreement or this Confirmation (including the incorporated provisions of the Above Cap Liquidity Facility Confirmation) shall have the meanings ascribed to them in the Offering Memorandum dated December 18, 1997, relating to the United Airlines Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and this Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and UA represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and UA have entered into a Transaction with the following terms that provides for a series of contingent payments based on the Above Cap Liquidity Facility:


General Terms:

     Trade Date:                   23 December 1997

     Effective Date:               23 December 1997

     CSFP Payment Dates:           Every Payment Date under the Above Cap
                                   Liquidity Facility after the Contingent Cap
                                   Payment Date

     CSFP Payment Amount:          The Excess Interest Amount

     UA Payment Dates:             The Effective Date and the Contingent Cap
                                   Payment Date

     Contingent Cap Payment        Two Business Days after the first Contingent
     Date:                         Cap Payment Event to occur

     UA Payment Amount:            As of the Effective Date, the External Legal
                                   Fee Payment, and as of any subsequent UA
                                   Payment Date, the Cap Offered Side Value as of such UA Payment Date.

     Cap Offered Side Value:       As of any date, the amount, as reasonably
                                   determined by CSFP in good faith, at which CSFP would sell the Above Cap Liquidity
                                   Facility,

[LETTERHEAD]




                                   assuming that the Pool Balance were to
                                   remain fixed at the then-current Pool
                                   Balance as of such date without amortization

     Excess Interest Amount        As of any CSFP Payment Date, the greater of
                                   zero and (i) the Full Cap Payment Amount minus the Floating Amount (each as defined in the Above Cap Liquidity Facility
                                   Confirmation, regardless of whether such
                                   Confirmation is still in force), minus (ii) any Outstanding Cap Payment Balance. Any amounts subtracted from the Excess Interest
                                   Amount pursuant to clause (ii) above on any CSFP Payment Date shall be applied to the reduction of the Outstanding Cap Payment
                                   Balance.

     External Legal Fee Payment:   United shall pay CSFP's reasonable external
                                   legal fees with Cleary, Gottlieb, Steen &
                                   Hamilton in connection with both this
                                   Transaction and the Above Cap Liquidity
                                   Facility, up to a maximum of USD 40,000.


     Outstanding Cap Payment       On any date after a Contingent Cap Payment
     Balance                       Event, the greater of zero and

                                   (i) (a) the Cap Offered Side Value as of the
                                           date of the Contingent Cap Payment
                                           Event, minus

                                       (b) any amounts paid directly by UA to
                                           CSFP in satisfaction of UA's
                                           obligation to paythe amount
                                           described in clause (i)(a), minus

                                       (c) the proceeds of any liquidation of
                                           Collateral related to UA's
                                           obligation to pay the amount
                                           described in clause (i)(a), minus

                                       (d) any prior deductions from the CSFP
                                           Payment Amount attributable to the
                                           Outstanding Cap Payment Balance, plus

[LETTERHEAD]




                                   (ii) interest from the Settlement Date on the then-current Outstanding Cap Payment Balance, calculated at the Default Rate and accrued daily.

     Currency Unit:                USD

     Business Day:                 "Business Day" shall have the meaning set
                                   forth in the Offering Memorandum

     Business Day Convention:      Following; provided, however, that any CSFP
                                   Payment Amount the payment of which is
                                   deferred in accordance with the Following
                                   Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class A Certificates during the immediately preceding Calculation
                                   Period


     Contingent Cap Payment        Each of the following events is a Contingent
     Events:                       Cap Payment Event:

                                   (i) a decline in UA's long-term debt rating
                                   (a) by Moody's Investors Services, Inc.
                                   ("Moody's"), below Ba3 or (b) by Standard &
                                   Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), below BB-;

                                   (ii) the occurrence of any event described in Section 5(a)(v) or 5(a)(vii) of the Agreement with respect to UA;

                                   (iii) after giving effect to any Interest
                                   Drawing to be made under the relevant
                                   Primary Liquidity Facility,

                                     (a) the failure by the relevant Trust to
                                         pay interest due on any of the Class A
                                         Certificates by the close of business
                                         on the third Business Day following
                                         the relevant Regular Distribution Date,
                                         or

                                     (b) an insufficiency of funds available to
                                         the Subordination Agent to pay
                                         interest on any of the Class A
                                         Certificates,

[LETTERHEAD]





                                   it being agreed that for purposes of this clause (iii), the amount of any Interest Drawing shall be deemed to have been paid to her or not such payment has in fact been made;

                                   (iv) the occurrence of any event described in

                                   Section 5(a)(iii) of the Agreement with
                                   respect to UA; and

                                   (v) CSFP's receipt of a notice from UA
                                   declaring that UA elects to trigger a
                                   Contingent Cap Payment Event.

     Notice: UA shall provide notice to CSFP of the occurrence of any Contingent Cap Payment Event within two Business Days.

3.   Role of CSFP; Role of Calculation Agent

     (i) UA acknowledges that: (a) CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of UA.

     (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of information provided to or obtained by it and such further inquiries as it deems necessary and will, in the absence of manifest error, be final, conclusive and binding on UA and CSFP.

     (iii)In performing the duties referred to herein, the Calculation
          Agent shall act as principal and not as agent or fiduciary of UA or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more persons under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or

[LETTERHEAD]



          determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform it).

4.   Credit Downgrade of CSFP

     Notwithstanding the provisions of Part 7 of the Agreement, CSFP shall transfer its rights and obligations under this Transaction in connection with any assignment and transfer of its rights and obligations under the "Credit Downgrade of CSFP" provisions of the Above Cap Liquidity Facility.


5.   Cap Repurchase

     CSFP agrees with UA that, upon UA's request at any time after the Contingent Cap Payment Date, it will repurchase UA's rights to receive payments following the Contingent Cap Payment Date at a price equal to the amount, as reasonably determined by CSFP in good faith, at which CSFP would buy the Above Cap Liquidity Facility, assuming that the Pool Balance were to remain fixed at the then-current Pool Balance as of the date of the occurrence of the Contingent Cap Purchase Event, provided that the following conditions hold true:

     (a) there is no Contingent Cap Payment Event, Event of Default, or Termination Event with respect to UA that has occurred and is continuing;

     (b) the Outstanding Cap Payment Balance is equal to zero;

     (c) CSFP is, at the time of repurchase, a dealer in dollar-denominated interest rate options; and

     (d) UA, at the time of repurchase, meets CSFP's credit criteria, as reasonably determined by CSFP in good faith, for entering into a transaction with the terms of this Transaction.

If CSFP repurchases UA's rights as outlined above, then this Transaction shall continue in force as if no Contingent Cap Payment Event had occurred prior to the date of such repurchase.

6.   Additional Definitions

     For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

[LETTERHEAD]



     "Business Day" and "Local Business Day" mean, with respect to the Transactions set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

     "Credit Support Amount" means, with respect to CSFP as the Secured Party, the UA Credit Support Amount plus the UA Supplemental Credit Support Amount.

     "CSFP Credit Downgrade Period" means any continuous period in which either

     (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1", or the long term unsecured debt rating assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

     (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+", or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

     (iii) CSFP has no rating from Moody's; or

     (iv)  CSFP has no rating from S&P.

     "Return Amount" shall have the meaning set forth in Paragraph 3(b) of the Credit Support Annex, provided, however, that with respect to calculations relating to the Supplemental UA Credit Support Amount, the Return Amount shall equal zero if an event described in Section 5(a)(iii) has occurred and is continuing with respect to FSB under the transaction described in the Above Cap Liquidity Facility Confirmation.

     "UA  Credit Support Amount" means

     (i) if no Contingent Cap Payment Event has yet occurred, the greater of zero and

           (a)  the Cap Offered Side Value, plus

           (b) an additional amount to provide for inter-week or inter-day movements in the Cap Offered Side Value, to be reasonably calculated by the Calculation Agent acting in good faith, minus

           (c)  the Pledgor's Threshold; and

     (ii) if a Contingent Cap Payment Event has occurred, the related Contingent Cap Payment Date has passed, and there is no Outstanding Cap Payment Balance, zero.

[LETTERHEAD]




     "Supplemental UA Credit Support Amount" means, for the entire term of this Transaction regardless of whether or not UA has any remaining payment obligations hereunder:

     (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

     (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

            (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

            (b)  the Cap Rate, and such difference multiplied by

            (c)  the Notional Amount, and the resulting product multiplied by

            (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.


7.   Payments

     CSFP hereby irrevocably instructs UA to make any payment due to CSFP directly to the account specified below in the name of CSFP. UA hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to UA directly to the account specified below in the name of UA.

8.   Account Details

Payments to CSFP:      Credit Suisse First Boston
                       ABA No. 026-009-179
                       a/c Credit Suisse Financial Products - London a/c no. 32491401

Payments to UA:        First Chicago National Bank
                       ABA No. 071-000-013
                       a/c UA Special Account
                       a/c no. 51-67795

[LETTERHEAD]



9.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of UA for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to UA on request.

10.  Indemnification

         UA will indemnify and hold harmless CSFP against any losses, claims, damages or liabilities to which CSFP may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any provision or omission in, or action or failure to act pursuant to, the Intercreditor Agreement, and will reimburse CSFP for any legal or other expenses reasonably incurred by CSFP in connection with investigating or defending any such action or claim.

     Promptly following CSFP's receipt of notice of the commencement of any action, CSFP shall, if a claim in respect thereof is to be made against UA under this Paragraph 10, notify UA in writing of the commencement thereof; but the failure so to notify UA shall not relieve UA from any liability which it may have to CSFP otherwise than under this Paragraph 10 (except to the extent the indemnification obligation of UA hereunder is increased because of such failure). In case any such action shall be brought against CSFP and it shall notify UA of the commencement thereof, UA shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to CSFP, and, after notice from UA to CSFP of its election so to assume the defense thereof, UA shall not be liable to CSFP under this Paragraph 10 for any legal expenses of other counsel or any other expenses subsequently incurred by CSFP, in connection with the defense of such action other than reasonable costs of investigation.

[LETTERHEAD]




     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS



                              By: /s/ Signature
                                 ---------------------------
                                 Name:
                                      ----------------------
                                 Title:
                                       ---------------------

Confirmed as of the date first written above:

UNITED AIR LINES, INC.

By:
   --------------------------
   Name:
       ----------------------
   Title:
        ---------------------

[LETTERHEAD]



     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS



                              By:
                                 ---------------------------
                                 Name:
                                      ----------------------
                                 Title:
                                       ---------------------

Confirmed as of the date first written above:

UNITED AIR LINES, INC.

By: /s/ Thomas A. Mutryn
  --------------------------
  Name: Thomas A. Mutryn
      ---------------------
  Title: Vice President and Treasurer
       -----------------------------

[CREDIT SUISSE LETTERHEAD]

                                                                       EXHIBIT A


Date:     23 December 1997

To:       First Security Bank, National Association
          Corporate Trust Department
          79 South Main Street
          Salt Lake City, Utah 84111

Attn:     Mr. Greg Hawley

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE CAP LIQUIDITY FACILITY CONFIRMATION
          Transaction Reference Number: 5284905


--------------------------------------------------------------------------------

Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date referred to in Paragraph 2 below (the "Transaction") between Credit Suisse Financial Products ("CSFP") and First Security Bank, National Association ("FSB"), in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc. This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 1991 ISDA Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. Capitalized terms not

[LETTERHEAD]



     defined in the Agreement or this Confirmation shall have the meanings ascribed to them in the Offering Memorandum dated December 18, 1997, relating to the United Airlines Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and FSB represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and FSB have entered into a Transaction (the "Above Cap Liquidity Facility") that provides an irrevocable interest rate cap. The terms of the Above Cap Liquidity Facility are as follows:


General Terms:

     Transaction Type:         Rate Cap Transaction

     Notional Amount:          The Pool Balance for the Class A Certificates

     Trade Date:               23 December 1997

     Effective Date:           23 December 1997

     Termination Date:         The earlier of 2 March 2004 and the date upon
                               which the Pool Balance of the Class A
                               Certificates equals zero

     Currency Unit:            USD

     Business Day:             "Business Day" shall have the meaning set forth
                               in the Offering Memorandum

     Business Day Convention:  Following; provided, however, that any Floating
                               Amount the payment of which is deferred in accordance with the Following Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class A Certificates applicable during the immediately preceding Calculation Period

Fixed Amounts:

[LETTERHEAD]




     Fixed Amount Payer:       FSB

     FSB Payment Date:         23 December 1997

     Fixed Amount:             USD 250,000

Floating Amounts:

     Floating Rate Payer:      CSFP

     Floating Amount:          On each Payment Date, the Floating Amount shall
                               be calculated as follows:

                               (i) in the event that the Interest Shortfall (as defined in Paragraph 5 below) is equal to zero, the Floating Amount shall equal zero;

                               (ii)  in the event that there is a nonzero
                               Interest Shortfall and there are fewer than six unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal the lesser of

                                  (a) such current nonzero Interest Shortfall,
                                      and

                                  (b) the Full Cap Payment Amount (as defined in
                                      Paragraph 5 below);

                               (iii)  in the event that there is a nonzero
                               Interest Shortfall and there are six or more unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal zero.

     Period End Dates:         Each 2 March, 2 June, 2 September, and 2
                               December, commencing on the Effective Date and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payment   Each day that is two Business Days after a
     Dates:                    Period End Date

[LETTERHEAD]




     Floating Rate Option:     Three-Month LIBOR (as defined in the Offering
                               Memorandum)

     Cap Rate:                 10.04% per annum; provided, however, that the
                               Cap Rate shall be 9.57% per annum (i) in the event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 180th day after the Closing Date, from July 1, 1998 through but excluding the date on which such Registration Event occurs or (ii) in the event the Shelf Registration Statement
                               (as defined in the Registration Rights
                               Agreement) ceases to be effective for more than 60 days, whether or not consecutive during any 12-month period, during the period from the 61st day of such applicable 12-month period until such time as the Shelf Registration Statement again becomes effective

     Designated Maturity:      3 months

     Spread:                   None

     Floating Rate Day Count   Actual/360
     Fraction:

     Reset Dates:              The first day of the relevant Calculation Period

     Compounding:              Inapplicable

     Notice: FSB shall, on each Period End Date, provide CSFP with notice of the then-current Pool Balance and the then-current Interest Shortfall; FSB shall also promptly provide CSFP with notice of any Registration Event

3.   Role of CSFP; Role of Calculation Agent

     (i) FSB acknowledges that: (a) in connection with this Transaction and this Agreement, CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its

[LETTERHEAD]


          rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of FSB.

    (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of information provided to or obtained by it and such further inquiries as it deems necessary and will, in the absence of manifest error, be final, conclusive and binding on FSB and CSFP.

    (iii) In performing the duties referred to herein, the Calculation
          Agent shall act as principal and not as agent or fiduciary of FSB or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more Certificateholders under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform
          it).

4.  Credit Downgrade of CSFP

    Notwithstanding any other provisions of this Agreement, within thirty days of the commencement of any CSFP Credit Downgrade Period (as defined in Paragraph 5 below), CSFP shall at its own expense assign and delegate, in whole but not in part, its rights and obligations under this Agreement to another financial institution with ratings equaling or exceeding the thresholds set forth in the definition of CSFP Credit Downgrade Period below, or, failing such assignment,

    (i)   transfer its rights and obligations under the Above-Cap
          Liquidity Facility to an Affiliate that is eligible to become a debtor under the United States Bankruptcy Code and reasonably acceptable to the Rating Agencies, which Affiliate will provide to FSB the Downgrade Collateral (as defined in Paragraph 5 below); or

    (ii) provide to FSB such other assurances of creditworthiness as will maintain the then-current ratings of the Class A Certificates by the Rating Agencies.

[LETTERHEAD]



5.  Additional Definitions

    For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

    "Business Day" and "Local Business Day" mean, with respect to the Transaction set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

    "Credit Support Amount" means

    (i) in the case in which FSB is the Secured Party and CSFP has transferred its rights and obligations to an Affiliate pursuant to Paragraph 4 above, the Downgrade Collateral;

    (ii)  in all other cases, zero.

    "CSFP Credit Downgrade Period" means any continuous period in which either

    (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1," or the long term unsecured debt rating assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

    (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+," or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

    (iii) CSFP has no rating from Moody's; or

    (iv)  CSFP has no rating from S&P.

    "Downgrade Collateral" means

    (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

    (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

            (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

            (b)  the Cap Rate, and such difference multiplied by

[LETTERHEAD]


            (c) the Notional Amount, and the resulting product multiplied by

            (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.

     "Full Cap Payment Amount" as of any date means the amount calculated pursuant to Section 6.1 of the Definitions, provided, however, that for purposes of calculating the Full Cap Payment Amount, the Notional Amount shall be deemed to be the Notional Amount as of the date on which the Contingent Cap Purchase Event occurs, as such term is defined in the Confirmation of even date herewith relating to a Swap Transaction between CSFP and United Air Lines, Inc. (the "Above-Cap Liquidity Facility Supplemental Confirmation"). CSFP shall, promptly after learning of the occurrence of a Contingent Cap Payment Date, provide FSB with notice thereof.

     "Interest Shortfall" means, on any Floating Amount Payment Date, the additional amount required in order for FSB to have sufficient funds to pay interest due on any Class A certificates, after giving effect to the Interest Drawing to be made under the Class A Primary Liquidity Facility. For purposes of this definition, the amount of the Interest Drawing will be deemed to have been paid to FSB whether or not such payment has in fact been made.

     "Registration Rights Agreement" means the registration rights agreement between UA, Kreditanstalt fur Wiederaufbau, FSB, and the Initial Purchasers, dated as of 23 December 1997.

6.   Payments

     CSFP hereby irrevocably instructs FSB to make any payment due to CSFP directly to the account specified below in the name of CSFP. FSB hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to FSB directly to the account(s) specified below in the name of FSB. All payments by CSFP of Floating Amounts due to FSB shall be made without set-off, deduction, withholding, netting, or any other reduction.

7.   Account Details

Payments to CSFP:      Credit Suisse First Boston
                       ABA No. 026-009-179
                       a/c Credit Suisse Financial Products - London a/c no. 32491401

[LETTERHEAD]



Payments to FSB:       First Security Bank, National Association
                       ABA No. 124-0000-12
                       a/c 051-0922115
                       Attn: Corporate Trust Department
                       Reference: Class A Pass-Through Trust Agreement

8.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of FSB for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to FSB on request.

[LETTERHEAD]



     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS



                              By:
                                 ---------------------------
                                 Name:
                                      ----------------------
                                 Title:
                                       ---------------------


Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.


By:
   ---------------------------
   Name:
        ----------------------
   Title:
         ---------------------

[CREDIT SUISSE LETTERHEAD]



Date:     23 December 1997

To:       United Air Lines, Inc.
          1200 East Algonquin Road
          Elk Grove, Illinois 60007

Attn:     Eugene D. Juba

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE-CAP LIQUIDITY FACILITY SUPPLEMENTAL CONFIRMATION
          Transaction Reference Number: 5284909



Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Credit Suisse Financial Products ("CSFP") and United Air Lines, Inc. ("UA") on the Trade Date referred to in Paragraph 2 below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. This Confirmation refers to, and incorporates by such reference, certain terms defined in the confirmation of even date attached hereto as Exhibit A (the "Above Cap Liquidity Facility Confirmation") relating to an interest rate cap transaction between CSFP and First Security Bank, N.A. ("FSB") in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and UA. Capitalized terms not defined in the Agreement or this Confirmation (including the incorporated provisions of the Above Cap Liquidity Facility Confirmation) shall have the meanings ascribed to them in the Offering

[LETTERHEAD]



     Memorandum dated December 18, 1997, relating to the United Airlines Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and this Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and UA represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and UA have entered into a Transaction with the following terms that provides for a series of contingent payments based on the Above Cap Liquidity Facility:


General Terms:

     Trade Date:                   23 December 1997

     Effective Date:               23 December 1997

     CSFP Payment Dates:           Every Payment Date under the Above Cap
                                   Liquidity Facility after the Contingent Cap
                                   Payment Date

     CSFP Payment Amount:          The Excess Interest Amount

     UA Payment Dates:             The Effective Date and the Contingent Cap
                                   Payment Date

     Contingent Cap Payment        Two Business Days after the first Contingent
     Date:                         Cap Payment Event to occur

     UA Payment Amount:            As of the Effective Date, the External Legal
                                   Fee Payment, and as of any subsequent UA
                                   Payment Date, the Cap Offered Side Value as of such UA Payment Date.

     Cap Offered Side Value:       As of any date, the amount, as reasonably
                                   determined by CSFP in good faith, at which CSFP would sell the Above Cap Liquidity
                                   Facility, assuming that the Pool Balance were to remain fixed at the then-current
                                   Pool Balance as of such date without
                                   amortization.

[LETTERHEAD]




     Excess Interest Amount:       As of any CSFP Payment Date, the greater of
                                   zero and (i) the Full Cap Payment Amount minus the Floating Amount (each as defined in the Above Cap Liquidity Facility
                                   Confirmation, regardless of whether such
                                   Confirmation is still in force), minus (ii) any Outstanding Cap Payment Balance. Any amounts subtracted from the Excess Interest
                                   Amount pursuant to clause (ii) above on any CSFP Payment Date shall be applied to the reduction of the Outstanding Cap Payment
                                   Balance.

     External Legal Fee Payment:   United shall pay CSFP's reasonable external
                                   legal fees with Cleary, Gottlieb, Steen &
                                   Hamilton in connection with both this
                                   Transaction and the Above Cap Liquidity
                                   Facility, up to a maximum of USD 40,000.


     Outstanding Cap Payment       On any date after a Contingent Cap Payment
     Balance:                      Event, the greater of zero and

                                   (i) (a) the Cap Offered Side Value as of the
                                           date of the Contingent Cap Payment
                                           Event, minus

                                       (b) any amounts paid directly by UA to
                                           CSFP in satisfaction of UA's
                                           obligation to pay the amount
                                           described in clause (i)(a), minus

                                       (c) the proceeds of any liquidation of
                                           Collateral related to UA's
                                           obligation to pay the amount
                                           described in clause (i)(a), minus

                                       (d) any prior deductions from the CSFP
                                           Payment Amount attributable to the
                                           Outstanding Cap Payment Balance, plus

                                   (ii) interest from the Settlement Date on the then-current Outstanding Cap
                                   Payment Balance, calculated at the
                                   Default Rate and accrued daily.

     Currency Unit:                USD

[LETTERHEAD]




     Business Day:                 "Business Day" shall have the meaning set
                                   forth in the Offering Memorandum

     Business Day Convention:      Following; provided, however, that any CSFP
                                   Payment Amount the payment of which is
                                   deferred in accordance with the Following
                                   Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class B Certificates during the immediately preceding Calculation
                                   Period

     Contingent Cap Payment        Each of the following events is a Contingent
     Events:                       Cap Payment Event:

                                   (i) a decline in UA's long-term debt rating
                                   (a) by Moody's Investors Services, Inc.
                                   ("Moody's"), below Ba3 or (b) by Standard &
                                   Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), below BB-;

                                   (ii) the occurrence of any event described in Section 5(a)(v) or 5(a)(vii) of the Agreement with respect to UA;

                                   (iii) after giving effect to any Interest
                                   Drawing to be made under the relevant
                                   Primary Liquidity Facility,

                                      (a) the failure by the relevant Trust to
                                          pay interest due on any of the Class B
                                          Certificates by the close of business
                                          on the third Business Day following
                                          the relevant Regular Distribution
                                          Date, or

                                      (b) an insufficiency of funds available to
                                          the Subordination Agent to pay
                                          interest on any of the Class B
                                          Certificates,

                                   it being agreed that for purposes of this clause (iii), the amount of any Interest Drawing shall be deemed to have been paid to FSB whether or not such payment has in fact been made;

                                   (iv) the occurrence of any event described in
                                   Section 5(a)(iii) of the Agreement with
                                   respect to

[LETTERHEAD]




                                   UA; and

                                   (v) CSFP's receipt of a notice from UA
                                   declaring that UA elects to trigger a
                                   Contingent Cap Payment Event.

     Notice: UA shall provide notice to CSFP of the occurrence of any Contingent Cap Payment Event within two Business Days.

3.   Role of CSFP; Role of Calculation Agent

     (i) UA acknowledges that: (a) CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of UA.

     (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of information provided to or obtained by it and such further inquiries as it deems necessary and will, in the absence of manifest error, be final, conclusive and binding on UA and CSFP.

     (iii) In performing the duties referred to herein, the Calculation
           Agent shall act as principal and not as agent or fiduciary of UA or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more persons under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform it).

4.   Credit Downgrade of CSFP

     Notwithstanding the provisions of Part 7 of the Agreement, CSFP shall transfer its rights and obligations under this Transaction in connection with any assignment and transfer of its rights and obligations under the "Credit Downgrade of CSFP" provisions of the Above Cap Liquidity Facility.

[LETTERHEAD]



5.   Cap Repurchase

     CSFP agrees with UA that, upon UA's request at any time after the Contingent Cap Payment Date, it will repurchase UA's rights to receive payments following the Contingent Cap Payment Date at a price equal to the amount, as reasonably determined by CSFP in good faith, at which CSFP would buy the Above Cap Liquidity Facility, assuming that the Pool Balance were to remain fixed at the then-current Pool Balance as of the date of the occurrence of the Contingent Cap Purchase Event, provided that the following conditions hold true:

     (a) there is no Contingent Cap Payment Event, Event of Default, or Termination Event with respect to UA that has occurred and is continuing;

     (b) the Outstanding Cap Payment Balance is equal to zero;

     (c) CSFP is, at the time of repurchase, a dealer in dollar-denominated interest rate options; and

     (d) UA, at the time of repurchase, meets CSFP's credit criteria, as reasonably determined by CSFP in good faith, for entering into a transaction with the terms of this Transaction.

If CSFP repurchases UA's rights as outlined above, then this Transaction shall continue in force as if no Contingent Cap Payment Event had occurred prior to the date of such repurchase.

6.   Additional Definitions

     For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

     "Business Day" and "Local Business Day" mean, with respect to the Transactions set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

     "Credit Support Amount" means, with respect to CSFP as the Secured Party, the UA Credit Support Amount plus the UA Supplemental Credit Support Amount.

     "CSFP Credit Downgrade Period" means any continuous period in which either

     (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1", or the long term unsecured debt rating

[LETTERHEAD]



           assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

     (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+", or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

     (iii) CSFP has no rating from Moody's; or

     (iv)  CSFP has no rating from S&P.

     "Return Amount" shall have the meaning set forth in Paragraph 3(b) of the Credit Support Annex, provided, however, that with respect to calculations relating to the Supplemental UA Credit Support Amount, the Return Amount shall equal zero if an event described in Section 5(a)(iii) has occurred and is continuing with respect to FSB under the transaction described in the Above Cap Liquidity Facility Confirmation.

     "UA   Credit Support Amount" means

     (i) if no Contingent Cap Payment Event has yet occurred, the greater of zero and

           (a)  the Cap Offered Side Value, plus

           (b) an additional amount to provide for inter-week or inter-day movements in the Cap Offered Side Value, to be reasonably calculated by the Calculation Agent acting in good faith, minus

           (c)  the Pledgor's Threshold; and

     (ii) if a Contingent Cap Payment Event has occurred, the related Contingent Cap Payment Date has passed, and there is no Outstanding Cap Payment Balance, zero.

     "Supplemental UA Credit Support Amount" means, for the entire term of this Transaction regardless of whether or not UA has any remaining payment obligations hereunder:

     (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

     (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

[LETTERHEAD]




           (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

           (b)  the Cap Rate, and such difference multiplied by

           (c)  the Notional Amount, and the resulting product multiplied by

           (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.


7.   Payments

     CSFP hereby irrevocably instructs UA to make any payment due to CSFP directly to the account specified below in the name of CSFP. UA hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to UA directly to the account specified below in the name of UA.

8.   Account Details

Payments to CSFP:     Credit Suisse First Boston
                      ABA No. 026-009-179
                      a/c Credit Suisse Financial Products - London a/c no. 32491401

Payments to UA:       First Chicago National Bank
                      ABA No. 071-000-013
                      a/c UA Special Account
                      a/c no. 51-67795

9.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of UA for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to UA on request.

[LETTERHEAD]




10. Indemnification

     UA will indemnify and hold harmless CSFP against any losses, claims, damages or liabilities to which CSFP may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any provision or omission in, or action or failure to act pursuant to, the Intercreditor Agreement, and will reimburse CSFP for any legal or other expenses reasonably incurred by CSFP in connection with investigating or defending any such action or claim.

     Promptly following CSFP's receipt of notice of the commencement of any action, CSFP shall, if a claim in respect thereof is to be made against UA under this Paragraph 10, notify UA in writing of the commencement thereof; but the failure so to notify UA shall not relieve UA from any liability which it may have to CSFP otherwise than under this Paragraph 10 (except to the extent the indemnification obligation of UA hereunder is increased because of such failure). In case any such action shall be brought against CSFP and it shall notify UA of the commencement thereof, UA shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to CSFP, and, after notice from UA to CSFP of its election so to assume the defense thereof, UA shall not be liable to CSFP under this Paragraph 10 for any legal expenses of other counsel or any other expenses subsequently incurred by CSFP, in connection with the defense of such action other than reasonable costs of investigation.

[LETTERHEAD]




     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS

                              By: /s/ Signature
                                 -------------------------
                                 Name:
                                      --------------------
                                 Title:
                                       -------------------


Confirmed as of the date first written above:

UNITED AIR LINES, INC.

By:
   -----------------------
  Name:
       -------------------
  Title:
        ------------------

[LETTERHEAD]


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS


                              By:
                                 -------------------------
                                 Name:
                                      --------------------
                                 Title:
                                       -------------------

Confirmed as of the date first written above:

UNITED AIR LINES, INC.

By:/s/Thomas A. Mutryn
   ----------------------
   Name: Thomas A. Mutryn
         -----------------
   Title: Vice President and Treasurer
          -----------------------------

[CREDIT SUISSE LETTERHEAD]

                                                                       EXHIBIT A


Date:     23 December 1997

To:       First Security Bank, National Association
          Corporate Trust Department
          79 South Main Street
          Salt Lake City, Utah 84111

Attn:     Mr. Greg Hawley

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE CAP LIQUIDITY FACILITY CONFIRMATION
          Transaction Reference Number:5284907

--------------------------------------------------------------------------------


Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date referred to in Paragraph 2 below (the "Transaction") between Credit Suisse Financial Products ("CSFP") and First Security Bank, National Association ("FSB"), in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc. This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 1991 ISDA Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. Capitalized terms not defined in the Agreement or this Confirmation shall have the meanings ascribed to them in the Offering

[LETTERHEAD]


     Memorandum dated December 18, 1997, relating to the United Airlines Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and FSB represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and FSB have entered into a Transaction (the "Above Cap Liquidity Facility") that provides an irrevocable interest rate cap. The terms of the Above Cap Liquidity Facility are as follows:


General Terms:

     Transaction Type:         Rate Cap Transaction

     Notional Amount:          The Pool Balance for the Class B Certificates

     Trade Date:               23 December 1997

     Effective Date:           23 December 1997

     Termination Date:         The earlier of 2 March 2004 and the date upon
                               which the Pool Balance of the Class B
                               Certificates equals zero

     Currency Unit:            USD

     Business Day:             "Business Day" shall have the meaning set forth
                               in the Offering Memorandum

     Business Day Convention:  Following; provided, however, that any Floating
                               Amount the payment of which is deferred in accordance with the Following Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class B Certificates applicable during the immediately preceding Calculation Period

Fixed Amounts:

     Fixed Amount Payer:       FSB

[LETTERHEAD]


     FSB Payment Date:         23 December 1997

     Fixed Amount:             USD 250,000

     Floating Amounts:

     Floating Rate Payer:      CSFP

     Floating Amount:          On each Payment Date, the Floating Amount shall
                               be calculated as follows:

                               (i) in the event that the Interest Shortfall (as defined in Paragraph 5 below) is equal to zero, the Floating Amount shall equal zero;

                               (ii)  in the event that there is a nonzero
                               Interest Shortfall and there are fewer than six unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal the lesser of

                                 (a) such current nonzero Interest Shortfall,
                                     and

                                 (b) the Full Cap Payment Amount (as defined in
                                     Paragraph 5 below);

                               (iii) in the event that there is a nonzero
                               Interest Shortfall and there are six or more unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal zero.

     Period End Dates:         Each 2 March, 2 June, 2 September, and 2
                               December, commencing on the Effective Date and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payment   Each day that is two Business Days after a
     Dates:                    Period End Date

     Floating Rate Option:     Three-Month LIBOR (as defined in the Offering
                               Memorandum)

     Cap Rate:                 10.04% per annum; provided, however, that the

[LETTERHEAD]



                               Cap Rate shall be 9.57% per annum (i) in the event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 180th day after the Closing Date, from July 1, 1998 through but excluding the date on which such Registration Event occurs or (ii) in the event the Shelf Registration Statement (as defined in the Registration Rights Agreement) ceases to be effective for more than 60 days, whether or not consecutive during any 12-month period, during the period from the 61st day of such applicable 12-month period until such time as the Shelf Registration Statement again becomes effective

     Designated Maturity:      3 months

     Spread:                   None

     Floating Rate Day Count   Actual/360
     Fraction:

     Reset Dates:              The first day of the relevant Calculation Period

     Compounding:              Inapplicable

     Notice: FSB shall, on each Period End Date, provide CSFP with notice of the then-current Pool Balance and the then-current Interest Shortfall; FSB shall also promptly provide CSFP with notice of any Registration Event

3.   Role of CSFP; Role of Calculation Agent

     (i) FSB acknowledges that: (a) in connection with this Transaction and this Agreement, CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of FSB.

     (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of information provided to or obtained by it and such further inquiries as it

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
[LETTERHEAD]



           deems necessary and will, in the absence of manifest error, be final, conclusive and binding on FSB and CSFP.

     (iii) In performing the duties referred to herein, the Calculation
           Agent shall act as principal and not as agent or fiduciary of FSB or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more Certificateholders under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform it).

4.   Credit Downgrade of CSFP

     Notwithstanding any other provisions of this Agreement, within thirty days of the commencement of any CSFP Credit Downgrade Period (as defined in Paragraph 5 below), CSFP shall at its own expense assign and delegate, in whole but not in part, its rights and obligations under this Agreement to another financial institution with ratings equaling or exceeding the thresholds set forth in the definition of CSFP Credit Downgrade Period below, or, failing such assignment,

     (i)   transfer its rights and obligations under the Above-Cap
           Liquidity Facility to an Affiliate that is eligible to become a debtor under the United States Bankruptcy Code and reasonably acceptable to the Rating Agencies, which Affiliate will provide to FSB the Downgrade Collateral (as defined in Paragraph 5 below); or

     (ii) provide to FSB such other assurances of creditworthiness as will maintain the then-current ratings of the Class B Certificates by the Rating Agencies.

5.   Additional Definitions

     For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

     "Business Day" and "Local Business Day" mean, with respect to the Transaction set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

     "Credit Support Amount" means


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
[LETTERHEAD]



     (i) in the case in which FSB is the Secured Party and CSFP has transferred its rights and obligations to an Affiliate pursuant to Paragraph 4 above, the Downgrade Collateral;

     (ii)  in all other cases, zero.

     "CSFP Credit Downgrade Period" means any continuous period in which either

     (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1," or the long term unsecured debt rating assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

     (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+," or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

     (iii) CSFP has no rating from Moody's; or

     (iv)  CSFP has no rating from S&P.

     "Downgrade Collateral" means

     (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

     (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

             (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

             (b)  the Cap Rate, and such difference multiplied by

             (c)  the Notional Amount, and the resulting product multiplied by

             (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.


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
[LETTERHEAD]



     "Full Cap Payment Amount" as of any date means the amount calculated pursuant to Section 6.1 of the Definitions, provided, however, that for purposes of calculating the Full Cap Payment Amount, the Notional Amount shall be deemed to be the Notional Amount as of the Contingent Cap Payment Date, as such term is defined in the Confirmation of even date herewith relating to a Swap Transaction between CSFP and United Air Lines, Inc. (the "Above-Cap Liquidity Facility Supplemental Confirmation"). CSFP shall, promptly after learning of the occurrence of a Contingent Cap Payment Date, provide FSB with notice thereof.

     "Interest Shortfall" means, on any Floating Amount Payment Date, the additional amount required in order for FSB to have sufficient funds to pay interest due on any Class B certificates, after giving effect to the Interest Drawing to be made under the Class B Primary Liquidity Facility. For purposes of this definition, the amount of the Interest Drawing will be deemed to have been paid to FSB whether or not such payment has in fact been made.

     "Registration Rights Agreement" means the registration rights agreement between UA, Kreditanstalt fur Wiederaufbau, FSB, and the Initial Purchasers, dated as of 23 December 1997.

6.   Payments

     CSFP hereby irrevocably instructs FSB to make any payment due to CSFP directly to the account specified below in the name of CSFP. FSB hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to FSB directly to the account(s) specified below in the name of FSB. All payments by CSFP of Floating Amounts due to FSB shall be made without set-off, deduction, withholding, netting, or any other reduction.

7.   Account Details

Payments to CSFP:      Credit Suisse First Boston
                       ABA No. 026-009-179
                       a/c Credit Suisse Financial Products - London a/c no. 32491401

Payments to FSB:       First Security Bank, National Association
                       ABA No. 124-0000-12
                       a/c 051-0922115
                       Attn: Corporate Trust Department
                       Reference: Class B Pass-Through Trust Agreement


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
[LETTERHEAD]



8.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of FSB for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to FSB on request.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                        Yours sincerely,

                        CREDIT SUISSE FINANCIAL PRODUCTS


                        By:
                           -----------------------------
                           Name:
                                ------------------------
                           Title:
                                 -----------------------


Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.

By:
   -----------------------------
   Name:
        ------------------------
   Title:
         -----------------------









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